FIRST EAGLE FUNDS

First Eagle Global Fund

First Eagle Overseas Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED DECEMBER 14, 2007

TO PROSPECTUS DATED MARCH 1, 2007

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2007.

First Eagle Global Fund and First Eagle Overseas Fund Opening to New Investors

Effective at the start of business on Monday, January 14, 2008, the First Eagle Global Fund and the First Eagle Overseas Fund will again begin accepting new investors. At that time, shares of the First Eagle Global Fund and the First Eagle Overseas Fund will be available for purchase as described in the section of the First Eagle Funds’ Prospectus entitled “About Your Investment – How to Purchase Shares.” Also at that time, all references in the First Eagle Funds’ Prospectus to the First Eagle Global Fund and the First Eagle Overseas Fund as “closed” should be disregarded.

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The information contained in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2007. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled “About Your Investment – How to Purchase Shares,” “About Your Investment – Closed Funds and Shares Classes” and “Once You Become a Shareholder – Exchanging Your Shares.”